U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported): September 26, 2001

AVANI INTERNATIONAL GROUP INC.

 (Name of Small Business Issuer in its charter)

 Nevada                 000-23319                      88-0367866

(State of           Commission File No.        (I.R.S. Employer

Incorporation)                                 I.D. Number)

#328-17 Fawcett Road, Coquitlam, B.C. (Canada)    V3K 6V2

 (Address of principal executive offices)         (Zip Code)

Registrant's telephone number 604-525-2386.

Item 1. Change of Control.

As reported in the Company’s Form 10-QSB for the period ended June 30, 2001, the Company received a loan in the amount of $500,745.31 from an unaffiliated third party. The loan was unsecured, was due and payable on December 31, 2001, and at the discretion of the Company, the loan may have been paid in cash or in the form of common stock at a price per share equal to the closing price of the Company’s common stock as quoted on the NASDAQ OTCBB or other market, on the trading day immediately preceding the due date. The lender of the loan was David Pok Beng Kwong.

On September 26, 2001, the Company revised the principal amount of the loan with the lender by reducing the principal amount of the loan to $210,745.31, among other terms, and by entering separate loan agreements and promissory notes totaling $ 290,000 in the aggregate with four other persons. Each of the loans are unsecured, are due and payable on December 31, 2001, and at the discretion of the Company, the loans are payable in cash or in the form of common stock at a price per share equal to the closing price of the Company’s common stock as quoted on the NASDAQ OTCBB or other market, on the trading day immediately preceding the due date. In addition on such date, David Pok Beng Kwong purchased 500,000 shares of common stock of the Company in exchange for reducing the principal amount of his loan by $25,000 from $210,745.31 to $185,745.31. In addition, this lender received a stock purchase warrants to purchase a total of 500,000 shares of common stock as follows; at a price per share of $0.05 if on or before September 26, 2003, at a price per share of $0.06 if on or before September 26, 2005; and at a price per share of $0.07 if on or before September 26, 2003.

After giving effect to the 500,000 shares of common stock issued to this lender and the stock purchase warrants to acquire an additional 500,000 shares of common stock of the Company obtained by this lender, David Pok Beng Kwong is the beneficial owner of 32.9% of the common stock of the Company. As of this date, 2,535,052 shares of common stock are issued and outstanding.

Item 7. Financial Statements and Exhibits.

(c). Exhibits

10(xxvii) Loan Agreement, as revised, dated June 13, 2001 by and between David Pok Beng Kwong and Avani International Group, Inc.

10(xxviii) Investment Agreement dated September 26, 2001 by and between David Pok Beng Kwong and Avani International Group, Inc.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avani International Group, Inc.

October 10, 2001

/s/ Dennis Robinson

Dennis Robinson

Treasurer and

Chief Accounting Officer

                          EXHIBIT INDEX

     Exhibit Number                Description

     -------------------                --------------

10(xxvii) Loan Agreement, as revised, dated June 13, 2001 by and between David Pok Beng Kwong and Avani International Group, Inc.

10(xxviii) Investment Agreement dated September 26, 2001 by and between David Pok Beng Kwong and Avani International Group, Inc. and Warrant Agreement dated September 26, 2001 by and between David Pok Beng Kwong and Avani International Group, Inc.

Exhibit 10(xxviii)

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) AND, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE ACT UNLESS THE SECURITIES ARE REGISTERED IN THE UNITED STATES OR AN EXEMPTION UNDER THE ACT IS AVAILABLE.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES OFFERED HEREBY ARE PROHIBITED UNLESS IN COMPLIANCE WITH THE ACT.

INVESTMENT AGREEMENT

This agreement  (“Agreement”) is made and entered into this the 26th  day of September, 2001 by and between Avani International Group, Inc., a Nevada corporation (the “Company”), and David Pok Beng Kwong, whose address at No. 1, Jalan SS 3/46, Petaling Jaya, 47300 Selangor Darul Ehsan, Malaysia (hereinafter called “Investor”).

*W I T N E S E T H *

WHEREAS, on June 13, 2001, Investor and Company did enter into a Loan Agreement (“Loan Agreement”) pursuant to which Investor did loan to Company the sum of Two Hundred Ten Thousand, Seven Hundred and Forty Five Dollars and thirty-one cents ($210,745.31) (“Loan Amount”), subject to the terms therein and a promissory note (“Promissory Note”) dated June 13, 2001.

WHEREAS, both the Loan Agreement and Promissory Note are incorporated by reference for all purposes,

WHEREAS, the parties have agreed to reduce the Loan Amount by the sum of Twenty Five Thousand Dollars ($25,000.00) by issuing Five Hundred Thousand (500,000) shares of common stock, $0.001 par value, of the Company to Investor with the attachment of a Warrant for each share, subject to the terms and conditions herein.

NOW THEREFORE, in consideration of the mutual covenants, terms and conditions contained herein, the parties do hereby covenant, warrant and agree as follows:

1.

Subscription for Common Stock. Subject to the other terms and conditions herein, Investor hereby subscribes to acquire Five Hundred Thousand (500,000) shares of common stock of the Company, $.001 par value (“Common Stock”). Payment for the Common Stock shall be made by reducing the Loan Amount by Twenty Five Thousand Dollars ($25,000.00) which shall occur concurrent with the execution hereof by both parties.

2.

 Reduction of Loan Amount and Promissory Note. Concurrent with the execution hereof by both parties, the Loan Amount (and the principal amount of the Promissory Note) are hereby reduced by the Twenty Five Thousand Dollars ($25,000.000) to One Hundred and Eighty Five Thousand, Seven Hundred Forty Five Dollars and thirty-one cents ($185,745.31) (“New Loan Amount”). The parties may execute new loan documents to reflect the New Loan Amount. However, if the parties do not execute such new loan documents, this Agreement will serve as evidence of the New Loan Amount. Except as stated herein, no other changes, modifications, or revisions are made to the terms and conditions of referenced loan.

1.

Warrant Attachment.    A warrant will be attached to each share; details and conditions of the issuance of such warrants are contained in the Warrant Agreement dated 26th  September 2001.

4.

Representations and Warranties of the Investor. As material inducement to accept the subscription, the Investor hereby represents and warrants to the Company as of the date hereof that:

A.

He is an "Accredited Investor" as that term is defined under Regulation D promulgated under the United States Securities Act of 1933, as amended (the "Act"), which in its definition includes in the alternative the net worth and income requirements stated in B(i) and B(ii) above.

B.

(i) He can bear the economic risk of losing his entire investment; (ii) his overall commitment to investments that are not readily marketable is not disproportionate to his net worth so as to become excessive; (iii) he has adequate means of providing for his current needs and personal contingencies and has no need for liquidity in his investment in the Common Stock; and (iv) he has substantial experience in making investment decisions of this type.

C.

He has read, considered, and understands the Company’s filing with the Securities and Exchange Commission, including its Form 10-KSB for the period ended December 31, 2000, and Form 10-QSB for the periods ended March 31, 2001 and June 30, 2001, respectively (collectively, the “Disclosure Documents”).

D.

He further confirms that all documents, records and books pertaining to the investment in the Common Stock have been made available or delivered to him and he acknowledges that such information and the books and records of the Company will continue to be available upon reasonable notice and during normal business hours.

E.

He has had an opportunity to ask questions of and receive answers from the Company on matters that pertain to the Company.

F.

He understands that the investment offered hereunder has not been registered under the Act, and he further understands that he is purchasing the Common Stock without being furnished any offering literature or prospectus, other than the Disclosure Documents. He is acquiring the Common Stock for his own account, for investment purposes only, and not with a view towards resale or distribution.

G.

He is not a "US Person" which is defined below:

(a) Any natural person resident in the United States;

(b) Any partnership or corporation organized or incorporated under the laws of the United States;

(c) Any estate of which any executor or administrator is a US person;

(d) Any trust of which any trustee is a US person;

(e) Any agency or branch of a foreign entity located in the United States;

(f) Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a US person;

(g) Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident of the United States; and

(h) Any partnership or corporation if (i) organized or incorporated under the laws of any foreign jurisdiction and (ii) formed by a US person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) of Regulation D promulgated under the Act) who are not natural persons, estates or trusts.

"United States" means the United States of America, its territories and possessions, any State of the United States, and the District of Columbia.

H.

He is not purchasing the Common Stock for the benefit of any US Person.

I.

He will not resell the Common Stock except in accordance with the provisions of Regulation S (Rule 901 through 905 and Preliminary Notes), pursuant to a registration under the Act, or pursuant to an available exemption from registration; and agrees not to engage in hedging transaction with regard to such securities unless in compliance with the Act.

5.

Acknowledgments of the Investor. The Investor hereby acknowledges and understands the following:

A. The Company has a limited assets and has no history of profitable operations; the investment contemplated hereby is speculative and involves a high degree of risk of loss by him of his entire investment in the Common Stock;

B. The Common Stock has been issued in reliance of exemptions under the Act and has not been registered under the Act; there are substantial restrictions on the transferability of the Common Stock including those identified in Regulation S; the Investor will not be able to avail himself immediately of the provisions of Rule 144 adopted by the Securities and Exchange Commission under the Act and/or Regulation S with respect to the resale of an investment in the Common Stock; and, accordingly, he may have to hold such investment indefinitely and that it may not be possible for him to liquidate his investment in the Common Stock;

C. The certificate representing the Common Stock will bear the following restrictive legend:

"The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"). These shares have been acquired for investment, and may not be offered for sale, hypothecated, sold or transferred, nor will any assignee or transferee thereof be recognized by the Company as having any interest in such shares, in the absence of (i) compliance with Regulation S (Rule 901 through 905, and Preliminary Notes), (ii) an effective registration statement with respect to these securities under the Act, or (iii) an available exemption from registration under the Act.  Hedging transactions involving these securities may not be conducted unless in compliance with the Act."

D. The Company will refuse to register any transfer of securities by Investor not made according to Regulation S.

E. None of the following have ever been represented, guaranteed, or warranted to him by any brokers, the Company, their affiliates, agents, or employees or any other person, expressly or by implication:

(i)

the approximate or exact length of time that he will be required to remain an owner of his investment in the Common Stock;

(ii)

the percentage of profit and/or amount of or type of consideration, profit or loss to be realized, if any, as a result of this investment; or

(iii) the past performance or experience on the part of the Company or any affiliates, any securities broker or finder, its partners, salesmen, associates, agents or employees or of any other person, that will in any way indicate the predictable results of an investment in the Common Stock.

6.

Indemnification.

The Investor acknowledges that he understands the meaning and legal consequences of the representations and warranties contained in Paragraph 3 hereof, and that the Company will be relying upon such representations and warranties. Accordingly, he hereby agrees to indemnify and hold harmless the Company from and against any and all loss, damage or liability due to or arising out of any breach of any representation or warranty of the Investor contained in this Investment Agreement.

7.

No Waiver.

Notwithstanding any of the representations, warranties, acknowledgments or agreements to the contrary made herein by the Investor, the Investor does not thereby in any other manner waive any rights granted to him under federal or state securities laws.

8.

Transferability.

The Investor agrees not to transfer or assign this Investment Agreement, or any of the Common Stock, except as provided herein.

9.

Revocation.

Except as otherwise authorized by state statute, the Investor agrees that he shall not cancel, terminate, or revoke this Investment Agreement or any agreement of the Investor made hereunder and that this Investment Agreement shall survive the death or disability of the Investor.

10.

Miscellaneous.

  All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by regular mail, postage prepaid, to the Investor at his address set forth below and to the Company at the address stated above.  This Investment Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all such parties.

11.

Issuance of Stock Certificate. Within fifteen (15) calendar days from the date hereof, the Company will deliver to Investor a stock certificate in accordance with the terms herein representing the Common Stock.

12. Dollar Amounts. All dollar amounts of “$” means US Dollars.

IN WITNESS WHEREOF, the parties have executed this Investment Agreement on the date herein above stated.

Signed, Sealed and Delivered

By AVANI INTERNATIONAL INC.

AVANI INTERNATIONAL GROUP INC.

_____________________________

_______________________________

Witness

 Authorized Signatory

_____________________________

Address

Signed, Sealed and Delivered

By DAVID POK BENG KWONG

DAVID POK BENG KWONG

_____________________________

_______________________________

Witness

 Authorized Signatory

_____________________________

Address

David Pok Beng Kwong

WARRANT AGREEMENT

THIS WARRANT AGREEMENT is dated and is effective the 26th  day of  September, 2001.

BETWEEN :

AVANI INTERNATIONAL GROUP INC., a Neveda corporation with its business address at Suite 328 – ...

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